Dear valued customer:

Inside this book you will find semi-annual reports dated June 30, 2010, for the 45 investment subaccounts available through your Kansas City Life Insurance Company Century II variable contract.

Congress recently passed the financial reform bill. This bill is obviously complex and the entire industry will have to deal with its details in the months and years to come. As always we will adjust and move forward.

Remember a successful retirement plan requires a thorough understanding of the key principles of traditional, behavioral and disciplined finance.

Please call your registered representative or Kansas City Life at 800-616-3670 if you have questions about the Semi-Annual Report of Funds or your Century II variable contract. You can also access information about your Century II variable contract(s) at www.kclife.com.

For more than 115 years, Kansas City Life has remained committed to helping customers build a financially sound future for themselves and their families. We appreciate your business and thank you for the trust you have placed in us.

Sincerely,

R. Philip Bixby, President, CEO and Chairman of the Board

Kansas City Life’s Century II Variable Product Series is distributed through Sunset Financial Services Inc.

3520 Broadway, Kansas City, MO 64111, 816-753-7000. Member FINRA/SIPC.